                     [PHOTO]

                      ZENIX
                     Income
                    Fund Inc.
                    =========






                               [GRAPHIC]



                                         Annual Report
                                         March 31, 2002

[GRAPHIC]



                            Zenix Income Fund Inc.

Dear Shareholder:
Enclosed herein is the annual report for the Zenix Income Fund Inc. ("Fund") for the year ended March 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and have outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOHN C. BIANCHI, CFA
Vice President and
Investment Officer


During the past 12 months, the Fund distributed dividends to common shareholders totaling $0.56 per share, a decrease of $0.09 from the $0.65 dividend paid during the previous fiscal year. This decline in dividends, implemented in a series of three steps over the course of the past fiscal year/1/, was the result of a combination of factors. The most significant of these factors was the Fund's attempt to assume a more defensive portfolio posture throughout 2001. It was, in effect, a move to "higher ground" amid the storm of a worsening economic environment, declining interest rates, and continued deterioration in the overall credit quality of the high-yield market.

One of these defensive moves, in light of the worsening economic environment, was the deliberate attempt to re-focus the portfolio on higher-rated though lower-yielding credits. This continued focus on quality was somewhat obscured by the ongoing deterioration of high-yield credits. It could be likened to standing on shifting sand as the wave sweeps back into
------
1 A fourth dividend cut was implemented in April 2002, reducing the dividend to $0.0375 cents per share per month.

the ocean. As the Fund added higher-rated issues to the portfolio, it also experienced some credit deterioration on existing holdings. While comfortable with the portfolio's current rating allocations, the progress on upgrading credit quality was slower than originally anticipated.

Interest rates also impacted the earning ability of the Fund's portfolio. Under normal circumstances, the interest rate cuts to the federal funds rate ("fed funds rate")/2/ would not have had a great impact on the Fund. However, the portfolio averaged higher cash positions than usual, as the ongoing process of repositioning the holdings out of deteriorating issues and sectors continued. Given the extremely low short-term interest rates in the second half of 2001, the higher cash positions hindered the Fund's earnings.

The cumulative impact of these factors culminated in a reduced earnings rate for the Fund's portfolio and therefore reduced dividends paid by the Fund, and also impacted its total return performance for the year. The table below details the annualized distribution rate and the 12-month total return for the Fund based on its March 31, 2002 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./3/

                         Annualized Distribution
    Price Per Share              Rate/4/          12-Month Total Return/4/
    ---------------      ------------------------ ------------------------
     $2.95 (NAV)                  15.25%                  (13.88)%
     $3.61 (NYSE)                 12.47%                  (13.20)%
------
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
3 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
4 Total returns are based on changes in NAV or the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.0375 for 12 months. This rate is as of April 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

During the period, the Fund generated a total return based on NAV of negative 13.88%. In comparison, the Lipper Inc. ("Lipper")/5/ peer group of closed-end high current yield bond (leveraged) funds returned negative 4.12% for the same period.

Market Summary/6/
During the first quarter, the high-yield market continued to trade in a narrow price range after having advanced strongly in the fourth quarter of last year. After a weak February, the high-yield market recovered in March and was up approximately 2.00% for the first quarter, with modest price declines offset by interest income.

The high-yield market has continued to be influenced by the numerous economic crosscurrents. On one hand, an economic recovery continues to manifest itself, with strong consumer confidence translating into buoyant retail sales. The manufacturing side of the economy has also improved as companies continue to restock depleted inventories. The remaining question is how much economic activity will moderate in the second half of the year, and what impact that moderation will have on corporate profits.

Since we believe a larger number of companies are still carrying excessive amounts of debt in the face of anemic profitability, we would be surprised to see a strong rebound in capital expenditures over the rest of this year. We think companies will continue to focus on expense reduction through downsizing as well as debt reduction. In our view, the equity market has continued to reflect this mixed outlook with increased volatility and erratic price performance throughout the first quarter of this year.

For the past 12 months, the high-yield market has generated only modestly positive total returns, driven by average price declines of around 10%, offset by 11-12% interest income. Consequently, the Fund generated negative results for the past 12 months. The Fund was more negatively impacted by its higher than average exposure to the telecommunications sector, especially in the first half of 2001. This overweight in telecommunications

------
5 Lipper is an independent mutual-fund-tracking organization. Average annual returns are based on the twelve month period ended March 31, 2002, calculated among 25 funds in the close-end high current yield bond funds (leveraged) category.
6 Please note that the statistical performance information that appears in the following section of this report is compiled by Smith Barney Fund Management LLC internal research. It is not intended to be used as a forecast of future events, a guarantee of future results or investment advice.

clearly cost us relative performance in 2001. By the end of the third quarter of last year, we had aggressively repositioned the Fund by sharply reducing its telecommunications exposure and by adding to a broad cross section of industries that we feel are poised to benefit from improving economic trends. Our fourth-quarter total-return performance, which exceeded 5%, certainly reflected our more balanced position.

Our first-quarter results were modestly below the benchmark Bear Stearns High-Yield Index ("Bear Stearns Index")/7/ because of our slight overweight positions in the cable, wireless telecommunications and utilities sectors, especially the independent power producers. We modestly rebalanced our remaining wireless telecommunications positions in the first quarter, bringing our position to a slight underweight relative to the index, but maintained our cable and utility positions on the belief they would recover over the course of this year.

In response to the weak economic trends that persisted in the latter part of last year, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates further in the fourth quarter by another 125 basis points/8/, or 1.25%, to 1.75%. Short-term interest rates have not been this low since the early 1960s. It appears that given the modest improvement in the economy in the fourth quarter of last year and the first quarter of this year, the Fed has decided to move to a neutral posture on monetary policy. Many economists are actually looking for the Fed to begin increasing short-term interest rates by June. We believe that move may be postponed if economic activity moderates for the remainder of the second quarter.

After falling precipitously in September, the U.S. equity market recovered most of its losses, but generated mixed results for the first quarter of 2002. For example, technology stocks (as represented by the Nasdaq Composite Index) generated losses exceeding 5%, while large-cap stocks (as represented by the Dow Jones Industrial Average) were up a modest 4%. In the first half of April (after the close of the Fund's annual reporting period), the equity markets deteriorated even further as investors continued to question the strength and durability of the fledgling economic recovery.

------
7 The Bear Stearns Index is a comprehensive measure of the high-yield market, composed of more than 1,400 high-yield securities across a wide spectrum of industries. The Bear Stearns Index is 100% rules based and trader priced. Please note that an investor cannot invest directly in an index.
8 A basis point is 0.01%, or one one-hundredth of a percent.

There is continued debate over whether the current recovery will strengthen or whether a renewed downturn may occur sometime this year. Many individuals and corporations are still carrying heavy debt loads and have not had time to pay off enough debt. In our opinion, this puts the economy on weak footing since there is not enough pent-up demand on either the consumer or corporate level. While businesses have reduced inventory levels to manageable levels, they may be less inclined to rebuild inventories if consumer demand were to stagnate. In addition, another potential terrorist event would further destabilize consumer and business confidence. Consequently, we are not expecting a dramatic improvement in corporate profits and overall economic growth, but a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be extremely positive for the high-yield market.

During the fourth quarter of 2001, as the prospects for an economic recovery improved for 2002, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury security prices declined by 3-6%, depending on maturity, with yields on intermediate and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, investors began to increase their exposure to a broad cross section of the more cyclical high-yield basic material, industrial and consumer-cyclical bonds. As a result, we began to see stronger performance from these more cyclical sectors in the fourth quarter of 2001 and the first quarter of 2002. The best performing sectors over the past three-, six- and 12-month periods have included consumer cyclical and noncyclicals, capital goods manufacturing, energy and basic materials. The worst performing sectors have been utilities and telecommunications. The performance differential between these sectors for the past 12 months was more than 50%, with the better performing sectors generating total returns in the 10-20% range and the worst performing sectors generating total returns in the negative 25-50% range.

Given the modest improvement in the high-yield bond market, even with a meaningful rise in U.S. Treasury security yields, we believe the high-yield market is still trading at depressed valuations with yield spreads/9/ over Treasuries exceeding 700 basis points. Yield spreads peaked in the month of September at 1,000 basis points above U.S. Treasuries. These levels were last

------
9Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

approached in the last recession in 1990. Cumulative 12-month default rates peaked in January at around 11% and are now declining. We believe default rates will continue to gradually decline over the remainder of this year.

Portfolio Strategy
In the second half of 2001, we shifted our investment strategy to an increasingly more defensive credit posture. We accomplished this repositioning in several ways. We continued to cut our exposure to lower rated issues and continued to add higher-rated issues with credit ratings of BB/Ba and higher. This focused strategy on portfolio credit quality enabled us to avoid almost all of the defaults occurring in the high-yield market in 2001. This strategy was somewhat undermined by a continued credit deterioration of many companies in an extremely difficult economic environment. As indicated above, we slashed our telecommunications positions that we felt were vulnerable to further deterioration. At the same time, we continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the portfolios, emphasizing the better quality and more defensive companies in healthcare, cable TV, media, operating utilities and regional gaming.

The net result of this cautious strategy was the buildup of cash in the Fund, which peaked at around 15% of total assets in September. In the short term, this strategy cost us current income because the higher quality issues and cash generate a lower amount of income. During the fourth quarter, we began to more aggressively invest in the more economically sensitive sectors such as consumer cyclical and noncyclical industries, basic materials and capital-goods manufacturing. We still concentrated on the higher quality companies within these sectors.

During the first quarter of 2002, we have continued to invest across a broad cross section of better quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities, such as U.S. Treasuries and federal agencies. Our goal is to be well-diversified across a number of economically sensitive sectors to take advantage of the economic recovery in 2002. We have continued to re-deploy cash back into the high-yield market, gradually adding to some of the better quality BB and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclicals. We have invested most of our cash reserves and are carrying only a nominal cash position. As we develop more confidence in the 2002 economic outlook, we will look to pick up additional yield by increasing our exposure to middle-quality single-B issues in some of the more economically sensitive sectors.

In summary, we remain confident the high-yield market will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and will continue to position the Fund in bonds that we believe have the most upside price potential. These tend to be the deeper discount issues of the better quality companies. We strongly believe that despite the near-term difficulties and challenges, we remain confident that we can generate improving performance over time given our current strategy.

Additional Information
The Fund is traded on the New York Stock Exchange under the symbol "ZIF." Daily closing prices are available in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Should you have any questions about the Fund, please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon         /s/ John C. Bianchi

Heath B. McLendon             John C. Bianchi, CFA
Chairman                      Vice President and
                              Investment Officer

April 17, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of March 31, 2002 and is subject to change.

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 44. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

[GRAPHIC]



                                                        Schedule of Investments
                                                                 March 31, 2002



     Face
   Amount++     Rating(a)                        Security                          Value
-------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.7%
Aerospace -- 0.8%
                          BE Aerospace, Sr. Sub. Notes, Series B:
  240,000         B         8.000% due 3/1/08................................... $  219,600
  165,000         B         8.875% due 5/1/11...................................    153,450
  330,000         B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                            11.875% due 5/15/09.................................    338,250
      150/UNIT/   BBB-    Northrop Grumman Corp., 7.250% due 11/16/04#..........     18,321
                                                                                 ----------
                                                                                    729,621
                                                                                 ----------
Airlines -- 3.0%
  495,000         B       Air Canada, Sr. Notes, 10.250% due 3/15/11............    388,575
1,723,537         BB      Airplanes Pass-Through Trust, Asset-Backed Securities,
                            Series D, 10.875% due 3/15/19 (b)...................    310,237
                          Continental Airlines Pass-Through Certificates:
  120,018         BBB       Series 00-2, 8.312% due 4/2/11......................    108,876
                            Series 01-1:
  167,424         BBB+        7.033% due 6/15/11................................    151,752
  166,532         AA-         6.703% due 6/15/21................................    155,588
  275,000         BBB       Series 99-2, 7.434% due 9/15/04.....................    257,088
  223,847         A         Series 974B, 6.900% due 1/2/17......................    201,780
   60,406         A         Series 981B, 6.748% due 3/15/17.....................     54,353
  310,000         BB        Series D, 7.568% due 12/1/06........................    270,035
  168,999         A-      U.S. Airways Pass-Through Trust, Series 99-1,
                            8.360% due 1/20/19..................................    155,892
                          United Air Lines Pass-Through Certificates:
  169,377         BBB+      Series 00-1, 8.030% due 7/1/11......................    140,445
  397,660         A-        Series 00-2, 7.811% due 10/1/09.....................    331,416
  185,000         BBB-      Series 01-1, 6.831% due 9/1/08......................    130,718
                                                                                 ----------
                                                                                  2,656,755
                                                                                 ----------
Apparel -- 1.5%
   95,000         BB+     Gap Inc., Notes, 8.150% due 12/15/05+.................     93,037
                          Levi Strauss & Co.:
   95,000         BB-       Notes, 7.000% due 11/1/06...........................     87,875
  130,000         BB-       Sr. Notes, 11.625% due 1/15/08......................    136,175
  290,000         BBB-    Tommy Hilfiger USA Inc., 6.500% due 6/1/03............    287,928

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++ Rating(a)                          Security                            Value
----------------------------------------------------------------------------------------
Apparel -- 1.5% (continued)
465,000    B-      Tropical Sportswear International Corp., Series A,
                     11.000% due 6/15/08..................................... $  471,394
230,000    B-      William Carter Co., Series B, 10.875% due 8/15/11.........    245,525
                                                                              ----------
                                                                               1,321,934
                                                                              ----------
Auto Parts: Original Equipment Manufacturer -- 0.8%
                   Collins & Aikman Products Co.:
 90,000    B         11.500% due 4/15/06.....................................     83,700
270,000    B         Sr. Notes, 10.750% due 12/31/11+........................    274,050
                   Dana Corp.:
180,000    BB        Notes, 6.500% due 3/1/09................................    158,400
155,000    BB        Sr. Notes, 10.125% due 3/15/10+.........................    161,975
                                                                              ----------
                                                                                 678,125
                                                                              ----------
Broadcasting -- 2.3%
110,000    B-      Emmis Communications Corp., Sr. Discount Notes,
                     step bond to yield 9.958% due 3/15/11...................     79,750
555,000    B-      LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                     9.917% due 3/1/08.......................................    483,544
                   Paxson Communications Corp.:
335,000    B-        10.750% due 7/15/08.....................................    366,825
240,000    B-        Sr. Discount Notes, step bond to yield
                       11.326% due 1/15/09+..................................    174,000
225,000    B       Sinclair Broadcast Group, Sr. Sub. Notes,
                     8.750% due 12/15/11+....................................    232,313
125,000    B-      Spanish Broadcasting System, Inc.,
                     9.625% due 11/1/09......................................    131,250
200,000    CCC+    Xm Satellite Radio Inc., Secured Notes,
                     14.000% due 3/15/10.....................................    143,000
                   Young Broadcasting Inc.:
150,000    B-        10.000% due 3/1/11......................................    156,750
230,000    B         Sr. Notes, 8.500% due 12/15/08+.........................    240,350
                                                                              ----------
                                                                               2,007,782
                                                                              ----------
Building Products -- 0.9%
255,000    B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                     12.000% due 2/15/08 (b).................................    243,525
310,000    B-      Atrium Cos., Inc., Series B, 10.500% due 5/1/09...........    311,163

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


   Face
 Amount++       Rating(a)                         Security                              Value
----------      --------- ---------------------------------------------------------   ----------
Building Products -- 0.9% (continued)
   230,000        B-      Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11.. $  238,625
                                                                                      ----------
                                                                                         793,313
                                                                                      ----------
Cable Television -- 9.0%
                          Adelphia Communications Corp.:
   320,000        B3*       6.000% due 2/15/06 (c)...................................    234,800
 1,455,000        B2*       Sr. Discount Notes, Series B, zero coupon bond to yield
                              11.064% due 1/15/08....................................    705,675
                            Sr. Notes:
   210,000        B+          10.250% due 11/1/06....................................    196,350
   630,000        BB-         8.750% due 10/1/07.....................................    570,150
   165,000        B+          10.250% due 6/15/11....................................    150,150
   110,000        B+          Series B, 9.875% due 3/1/07............................    102,850
                          Charter Communications Holdings LLC/Charter
                            Communications Capital Corp.:
   990,000        B+          Sr. Discount Notes, step bond to yield 12.889% due
                                1/15/11..............................................    623,700
   405,000        B+          Sr. Notes, 11.125% due 1/15/11.........................    408,038
   500,000        BB-     CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due
                            5/15/16..................................................    552,500
                          Echostar DBS Corp., Sr. Notes:
 1,145,000        B1*       10.375% due 10/1/07......................................  1,233,738
   535,000        B+        9.125% due 1/15/09+......................................    553,725
   340,000        B+        9.375% due 2/1/09........................................    355,300
   300,000        B+      Mediacom Broadband, LLC, Sr. Notes, 11.000% due 7/15/13....    333,000
    90,000/EUR/   CCC+    Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10............     35,313
                          Pegasus Communications:
   155,000        CCC+      Sr. Discount Notes, step bond to yield 12.380% due
                              3/1/07.................................................     68,975
   155,000        B3*       Sr. Notes, Series B, 9.750% due 12/1/06..................    106,175
 1,400,000        Ba1*    Rogers Cablesystems, Ltd., Sr. Sub. Debentures, 11.000%
                            due 12/1/15..............................................  1,547,000
   335,000/GBP/   B       Telewest Communications PLC, 5.250% due 2/19/07+(b)(c).....    189,637
                                                                                      ----------
                                                                                       7,967,076
                                                                                      ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


   Face
 Amount++       Rating(a)                        Security                           Value
----------      --------- ------------------------------------------------------- ----------
Casinos - Gambling -- 5.9%
   265,000        B-      Alliance Gaming Corp., Series B, 10.000% due 8/1/07.... $  279,244
   170,000        B-      Ameristar Casinos, Inc., 10.750% due 2/15/09...........    187,425
   165,000        B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11...    174,900
   795,000        B       Hollywood Casino Corp., 11.250% due 5/1/07.............    882,450
                          Mandalay Resort Group:
   245,000        BB-       Sr. Sub. Debentures, 7.625% due 7/15/13..............    226,625
   340,000        BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07.........    369,750
   225,000        BB+     MGM Mirage Inc., 8.375% due 2/1/11.....................    231,750
   880,000        BB+     Park Place Entertainment Corp., Sr. Sub. Notes,
                            8.125% due 5/15/11...................................    888,800
   770,000        B+      Sun International Hotels Ltd., 8.625% due 12/15/07.....    779,625
 1,175,000        B-      Venetian Casino Resort, LLC, 12.250% due 11/15/04......  1,242,563
                                                                                  ----------
                                                                                   5,263,132
                                                                                  ----------
Chemicals - Major -- 0.7%
                          Huntsman Corp.:
   935,000        B-        Sr. Discount Notes, zero coupon bond to yield
                              13.253% due 12/31/09...............................    243,100
   155,000        B         Sr. Notes, 9.875% due 3/1/09+........................    158,100
   250,000        B       Texas Petrochemical Corp., Sr. Sub. Notes,
                            11.125% due 7/1/06...................................    213,750
                                                                                  ----------
                                                                                     614,950
                                                                                  ----------
Chemicals - Specialty -- 4.1%
   195,000        Ba2*    Airgas Inc., 9.125% due 10/1/11........................    207,675
   160,000        B       Applied Extrusion Technologies, Inc., Series B,
                            10.750% due 7/1/11...................................    170,400
   430,000        B-      Avecia Group PLC, 11.000% due 7/1/09...................    449,350
   650,000        Ba1*    IMC Global Inc., Series B, 11.250% due 6/1/11..........    722,312
   610,000        BB-     ISP Chemco Inc., Series B, 10.250% due 7/1/11..........    648,125
   300,000        B+      ISP Holdings Inc., Secured Notes, 10.625% due 12/15/09+    312,750
   490,000/EUR/   B+      Messer Griesheim Holding AG, Sr. Notes,
                            10.375% due 6/1/11+(b)...............................    453,511
   180,000        B+      OM Group Inc., Sr. Sub. Notes, 9.250% due 2/15/11+.....    188,100
   450,000        BB-     Terra Capital Inc., 12.875% due 10/15/08...............    465,750
                                                                                  ----------
                                                                                   3,617,973
                                                                                  ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)

   Face
 Amount++  Rating(a)                 Security                     Value
---------- --------- ------------------------------------------ ----------
Construction/AG Equipment/Trucks -- 1.2%
   185,000   BB      Case Corp., Notes, 7.250% due 8/1/05...... $  162,998
   440,000   B       Columbus McKinnon Corp., 8.500% due 4/1/08    429,000
265,000EUR   B+      Manitowoc Co., Inc., Sr. Sub.
                       Notes, 10.375% due 5/15/11 (b)..........    249,151
   205,000   BB+     Navistar International, Series B, 9.375%
                       due 6/1/06..............................    216,275
                                                                ----------
                                                                 1,057,424
                                                                ----------
Consumer Specialties -- 4.4%
   150,000   B+      American Achievement Corp., Sr.
                       Notes, 11.625% due 1/1/07+..............    157,688
                     American Greetings Corp.:
   290,000   BBB-      Notes, 6.100% due 8/1/28................    251,229
   355,000   BB+       Sr. Sub. Notes, 11.750% due 7/15/08.....    376,300
   240,000   B       Coinmach Corp., Sr. Notes, 9.000% due
                       2/1/10+.................................    248,400
   990,000   BB      Hasbro Inc., Debentures, 6.600% due
                       7/15/28.................................    722,700
   155,000   BB      Mail-Well I Corp., Sr. Notes, 9.625% due
                       3/15/12+................................    160,425
   290,000   B-      Revlon Consumer Products, Sr.
                       Notes, 12.000% due 12/1/05+.............    293,262
                     Service Corp. International:
   390,000   BB-       Debentures, 7.875% due 2/1/13...........    353,925
                       Notes:
   270,000   BB-         6.875% due 10/1/07....................    247,050
   635,000   BB-         6.500% due 3/15/08....................    569,912
   340,000   BB      Sola International Inc., Notes, 6.875%
                       due 3/15/08.............................    283,947
   230,000   B+      Stewart Enterprises, Inc., 10.750% due
                       7/1/08..................................    254,150
                                                                ----------
                                                                 3,918,988
                                                                ----------
Containers - Packaging -- 4.7%
   600,000   BB      Owens-Brockway Glass Containers, Secured
                       Notes, 8.875% due 2/15/09+..............    615,000
   595,000   B+      Owens-Illinois, Inc., Sr. Notes, 7.150%
                       due 5/15/05.............................    571,200
    60,000   B-      Pliant Corp., Secured Notes, 13.000% due
                       6/1/10..................................     64,200
   275,000   BBB     Sealed Air Corp., Notes, 6.950% due
                       5/15/09+................................    253,515
 1,775,000   B       Stone Container Finance Corp., 11.500%
                       due 8/15/06+............................  1,925,875
   315,000   B-      Sweetheart Cup Co. Inc., Sr. Sub.
                       Notes, 10.500% due 9/1/03...............    310,275
   385,000   B-      Tekni-Plex, Inc., Series B, 12.750% due
                       6/15/10.................................    403,288
                                                                ----------
                                                                 4,143,353
                                                                ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)

  Face
Amount++  Rating(a)                   Security                      Value
--------- --------- --------------------------------------------- ----------
Contract Drilling -- 0.5%
   60,000   B-      Parker Drilling Co., 5.500% due 8/1/04 (c)... $   54,075
  340,000   BB+     Pride International, Inc., Sr. Notes, 10.000%
                      due 6/1/09.................................    365,925
                                                                  ----------
                                                                     420,000
                                                                  ----------
Diversified Commercial Services -- 2.3%
1,780,000   B2*     Intertek Finance PLC, Series B, 10.250% due
                      11/1/06....................................  1,815,600
  180,000   CCC+    Outsourcing Solutions Inc., Sr. Sub. Notes,
                      Series B, 11.000% due 11/1/06..............    156,150
   90,000   BB+     Spherion Corp., 4.500% due 6/1/05 (c)........     74,475
                                                                  ----------
                                                                   2,046,225
                                                                  ----------
Diversified Financial Services -- 0.5%
  405,000   Ba1*    Markel Capital Trust I, Series B, 8.710% due
                      1/1/46.....................................    324,474
  240,000   BB+     PXRE Capital Trust I, 8.850% due 2/1/27......    153,768
                                                                  ----------
                                                                     478,242
                                                                  ----------
Diversified Manufacturing -- 4.6%
  220,000   CCC+    Aqua Chemical Inc., Sr. Sub. Notes, 11.250%
                      due 7/1/08.................................    187,000
  660,000   BBB     Cooper Tire & Rubber Co., Notes, 7.625% due
                      3/15/27....................................    599,543
  165,000   B       Flowserve Corp., 12.250% due 8/15/10.........    187,275
                    Foamex L.P.:
  155,000   B-        9.875% due 6/15/07.........................    141,825
  155,000   B         10.750% due 4/1/09+........................    159,650
  340,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750% due
                      1/15/09....................................    246,500
  465,000   Ba2*    Louisiana Pacific Corp., Sr. Sub.
                      Notes, 10.875% due 11/15/08................    503,362
  255,000   BB      Luscar Coal Ltd., Sr. Notes, 9.750% due
                      10/15/11+..................................    273,169
  485,000   BBB     Newmont Mining Corp., Notes, 8.625% due
                      5/15/11....................................    492,772
  750,000   CCC+    Park-Ohio Industries, Inc., Sr. Sub.
                      Notes, 9.250% due 12/1/07..................    476,250
  300,000   BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due
                      6/1/11.....................................    294,269
   90,000   B       Steel Dynamics Inc., Sr. Notes, 9.500% due
                      3/15/09+...................................     94,050
  215,000   B-      Ucar Finance Inc., 10.250% due 2/15/12+......    226,825
  215,000   BB-     Wolverine Tube Inc., 10.500% due 4/1/09+.....    216,612
                                                                  ----------
                                                                   4,099,102
                                                                  ----------

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++  Rating(a)                 Security                   Value
-----------------------------------------------------------------------
Electric Utilities -- 3.1%
  670,000   BB+     Avista Corp., Sr. Notes, 9.750% due
                      6/1/08................................ $  703,964
                    CMS Energy Corp., Sr. Notes:
  200,000   BB        7.625% due 11/15/04...................    200,142
  235,000   BB        9.875% due 10/15/07...................    255,303
  310,000   BBB-    Edison Mission Energy, Sr.
                      Notes, 10.000% due 8/15/08............    308,880
  650,000   Ba2*    Mission Energy Holding Co., Sr. Notes,
                       13.500% due 7/15/08..................    710,125
  470,000   BBB     Orion Power Holdings, Inc., Sr.
                      Notes, 12.000% due 5/1/10.............    547,550
                                                             ----------
                                                              2,725,964
                                                             ----------
Electronic Components -- 1.5%
   95,000   Baa1*   Arrow Electronic Inc.,
                      Debentures, 6.875% due 6/1/18.........     70,823
                    Celestica International Inc.:
  290,000   Ba2*      Sr. Sub. Notes, 10.500% due 12/31/06..    305,950
  615,000   Ba2*      Zero coupon bond to yield 11.378% due
                        8/1/20 (c)..........................    269,831
  230,000   Ba2*    Sanmina Corp., zero coupon bond to
                      yield 10.685% due 9/12/20 (c).........     84,237
  310,000   Ba1*    Solectron Corp., zero coupon bond to
                      yield 3.632% due 5/8/20 (c)...........    176,700
  440,000   Baa2*   Thomas & Betts Corp., Notes, 6.625% due
                      5/7/08................................    375,416
                                                             ----------
                                                              1,282,957
                                                             ----------
Engineering and Construction -- 0.6%
  880,000   B+      Foster Wheeler Corp., Notes, 6.750% due
                      11/15/05..............................    550,000
                                                             ----------
Environmental Services -- 1.9%
                    Allied Waste North America, Inc.:
  655,000   B+        10.000% due 8/1/09....................    666,463
  455,000   BB-       Sr. Notes, 8.500% due 12/1/08+........    461,825
  540,000   B+      URS Corp., Sr. Sub. Notes, 12.250% due
                      5/1/09................................    558,900
                                                             ----------
                                                              1,687,188
                                                             ----------
Finance Companies -- 0.5%
1,246,000   NR      Finova Group Inc., Notes, 7.500% due
                      11/15/09..............................    439,215
                                                             ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++  Rating(a)                   Security                     Value
---------------------------------------------------------------------------
Food Distributors -- 3.1%
                    Aurora Foods Inc., Sr. Sub. Notes, Series B:
   35,000   CCC+      9.875% due 2/15/07........................ $   35,000
   35,000   CCC+      8.750% due 7/1/08.........................     33,513
  485,000   B-      Carrols Corp., 9.500% due 12/1/08...........    482,575
  195,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due
                      10/15/17..................................    167,986
                    Fleming Cos., Inc.:
  140,000   BB-       10.125% due 4/1/08........................    147,000
  910,000   B+        Series B, 10.625% due 7/31/07.............    931,613
                    Great Atlantic & Pacific Tea Co.:
  200,000   BB        Notes, 7.750% due 4/15/07.................    199,500
  305,000   BB        Sr. Notes, 9.125% due 12/15/11+...........    321,775
  440,000   BB+     SC International Services, Inc., Series
                      B, 9.250% due 9/1/07......................    418,000
                                                                 ----------
                                                                  2,736,962
                                                                 ----------
Foods - Specialty/Candy -- 1.4%
  305,000   B+      Cott Beverages Inc., 8.000% due 12/15/11+...    310,338
  150,000   BB      Land O' Lakes Inc., Sr. Notes, 8.750% due
                      11/15/11+.................................    150,000
  395,000   B2*     Michael Foods, Inc., Sr. Sub. Notes, Series
                      B, 11.750% due 4/1/11.....................    432,525
  410,000   BBB     Tyson Foods, Inc., Notes, 7.000% due 1/15/28    367,255
                                                                 ----------
                                                                  1,260,118
                                                                 ----------
Health Industry Services -- 4.3%
  170,000   B+      Alaris Medical Systems, Company Secured
                      Notes, Series B, 11.625% due 12/1/06......    186,150
  450,000   B3*     Hanger Orthopedic Group, Sr. Sub.
                      Notes, 11.125% due 6/15/09................    450,000
                    HEALTHSOUTH Corp., Sr. Notes:
  595,000   BBB-      6.875% due 6/15/05........................    588,537
  335,000   BBB-      8.375% due 10/1/11........................    350,075
  380,000   B       PER-SE Technologies Inc., Series B, 9.500%
                      due 2/15/05...............................    372,400
  345,000   B       Physician Sales & Services, 8.500% due
                      10/1/07...................................    350,606
  155,000   B+      Rotech Healthcare Inc., Sr. Sub.
                      Notes, 9.500% due 4/1/12+.................    160,812

                      See Notes to Financial Statements.

[GRAPHIC]



                                                        Schedule of Investments
                                                     March 31, 2002 (continued)

  Face
Amount++ Rating(a)                        Security                           Value
-------- --------- ------------------------------------------------------- ----------
Health Industry Services -- 4.3% (continued)
725,000    B       Total Renal Care Holdings, Inc., 7.000% due 5/15/09 (c) $  725,906
305,000    B+      U.S. Oncology Inc., Sr. Sub. Notes, 9.625% due 2/1/12+.    297,375
305,000    B-      Universal Hospital Services, Inc., Sr. Notes,
                     10.250% due 3/1/08...................................    297,375
                                                                           ----------
                                                                            3,779,236
                                                                           ----------
Home Building -- 3.1%
                   D.R. Horton, Inc.:
285,000    Ba1*      8.000% due 2/1/09....................................    289,275
                     Sr. Sub. Notes:
410,000    Ba2*        9.375% due 3/15/11.................................    424,350
335,000    Ba2*        10.500% due 7/15/11................................    360,125
235,000    BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11............    244,400
930,000    BB+     Lennar Corp., Series B, 9.950% due 5/1/10..............  1,032,300
195,000    B1*     Meritage Corp., 9.750% due 6/1/11......................    205,237
185,000    BB+     Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10.......    203,500
                                                                           ----------
                                                                            2,759,187
                                                                           ----------
Home Furnishings -- 0.9%
385,000    B3*     Remington Products Co., LLC/Remington Capital Corp.,
                     Sr. Sub. Notes, Series D, 11.000% due 5/15/06........    325,325
                   Salton Inc.:
 35,000    B         10.750% due 12/15/05.................................     34,913
355,000    B         Sr. Sub. Notes, 12.250% due 4/15/08..................    370,087
 40,000    B-      Sealy Mattress Co., Series B, step bond to yield
                     9.150% due 12/15/07..................................     39,300
                                                                           ----------
                                                                              769,625
                                                                           ----------
Hospital - Nursing Management -- 0.6%
370,000    B-      Magellan Health Services, Sr. Sub. Notes,
                     9.000% due 2/15/08...................................    288,600
305,000    B       Res-Care Inc., Sr. Notes, 10.625% due 11/15/08+........    277,550
                                                                           ----------
                                                                              566,150
                                                                           ----------
Hotel - Resort -- 4.0%
375,000    B1*     Courtyard by Marriott II L.P./Courtyard Finance Co.,
                     Sr. Notes, Series B, 10.750% due 2/1/08..............    389,531
270,000    BBB-    Hilton Hotels, Sr. Notes, 7.950% due 4/15/07...........    271,909

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++  Rating(a)                          Security                            Value
-----------------------------------------------------------------------------------------
Hotel - Resort -- 4.0% (continued)
  425,000   BB-     HMH Properties, Series A, 7.875% due 8/1/05............... $  425,000
  515,000   BB-     Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07+........    542,037
1,260,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10............  1,329,300
  275,000   BB-     Meditrust, Notes, Exercisable Put Option Securities,
                      7.114% due 8/15/04+.....................................    269,156
  130,000   BBB-    Starwood Hotels & Resorts, Notes, 6.750% due 11/15/05.....    129,304
  200,000   B       Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09+....    204,500
                                                                               ----------
                                                                                3,560,737
                                                                               ----------
Leisure/Movies/Entertainment -- 0.6%
  125,000   B       Hockey Co./Sports Maska Inc., 11.250% due 4/15/09+(d).....    126,250
  380,000   B       Premier Parks Inc., Sr. Discount Notes, step bond to yield
                      12.025% due 4/1/08......................................    362,900
                                                                               ----------
                                                                                  489,150
                                                                               ----------
Multi-Sector Companies -- 0.5%
  100,000   BB      Dimon Inc., Series B, 9.625% due 10/15/11.................    106,500
  297,000   BB      Standard Commercial Tobacco Corp., 8.875% due 8/1/05......    307,395
                                                                               ----------
                                                                                  413,895
                                                                               ----------
Oil and Gas Production -- 3.1%
  665,000   B+      Canadian Forest Oil Ltd., 10.500% due 1/15/06.............    713,212
                    Compagnie Generale de Geophysique S.A., Sr. Notes:
  305,000   BB        10.625% due 11/15/07....................................    317,200
   90,000   BB        10.625% due 11/15/07+...................................     93,600
  225,000   B       Houston Exploration Co., Sr. Sub. Notes, Series B,
                      8.625% due 1/1/08.......................................    226,125
  155,000   B+      Magnum Hunter Resources Inc., Sr. Notes,
                      9.600% due 3/15/12+.....................................    163,137
  275,000   BB+     Pennzoil-Quaker State, Sr. Notes, 10.000% due 11/1/08+....    323,125
  390,000   Caa1*   RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08..........    274,950
  300,000   B-      Range Resources Corp., 8.750% due 1/15/07 (b).............    301,500
  170,000   BB-     SESI, LLC, 8.875% due 5/15/11.............................    170,850
  145,000   B1*     Vintage Petroleum Inc., Sr. Sub. Notes,
                      9.750% due 6/30/09......................................    145,725
                                                                               ----------
                                                                                2,729,424
                                                                               ----------

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++  Rating(a)                  Security                     Value
--------------------------------------------------------------------------
Oil and Gas Transmission -- 0.5%
  365,000   BB-     Leviathan Gas Pipeline Finance
                      Corp., 10.375% due 6/1/09................ $  396,025
                                                                ----------
Paper -- 1.7%
  340,000   BBB     Bowater Canada Finance, 7.950% due 11/15/11    346,579
                    Buckeye Technologies Inc., Sr. Sub. Notes:
  155,000   B+        9.250% due 9/15/08.......................    137,175
  555,000   B+        8.000% due 10/15/10......................    468,975
  595,000   BBB-    Georgia-Pacific Corp., Notes, 7.500% due
                      5/15/06..................................    583,795
                                                                ----------
                                                                 1,536,524
                                                                ----------
Publishing -- 3.5%
  270,000   B+      Garden State Newspapers, Sr. Sub. Notes,
                      Series B, 8.750% due 10/1/09.............    268,650
                    Hollinger International Publishing:
  235,000   Ba3*      9.250% due 2/1/06........................    242,637
  365,000   Ba3*      9.250% due 3/15/07.......................    378,231
  358,240   B       Hollinger Participation, Sr. Notes, 12.125%
                      due 11/15/10+............................    345,702
1,595,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125% due
                      7/15/11..................................  1,738,550
  125,000   B       Von Hoffman Corp., 10.250% due 3/15/09+....    127,656
                                                                ----------
                                                                 3,101,426
                                                                ----------
Rental/Leasing Companies -- 1.2%
  530,000   BBB-    Avis Group Holdings, Inc., 11.000% due
                      5/1/09...................................    580,350
   60,000   BB      United Rentals, Inc., Series B, 10.750% due
                      4/15/08..................................     65,700
  425,000   B-      Williams Scotsman Inc., 9.875% due 6/1/07..    427,125
                                                                ----------
                                                                 1,073,175
                                                                ----------
Retail - Other Specialty Stores -- 1.7%
  280,000   B-      Advance Stores Co., Inc., Series B, 10.250%
                      due 4/15/08..............................    297,500
                    J.C. Penney Co., Inc:
  205,000   BBB-      Debentures, 6.900% due 8/15/26...........    204,055
  100,000   BBB-      Notes, 6.125% due 11/15/03...............     99,545
                    The Pep Boys -- Manny, Moe & Jack,
                      Medium-Term Notes:
  155,000   BB-       6.710% due 11/3/04.......................    148,025
  220,000   BB-       6.520% due 7/16/07.......................    220,275
  155,000   B-      Rite Aid Corp., Sr. Notes, 7.625% due
                      4/15/05..................................    123,612

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++     Rating(a)                       Security                          Value
---------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 1.7% (continued)
  309,000      BB      Saks Inc., 9.875% due 10/1/11........................ $  320,587
  125,000      Ba3*    Sbarro Inc., 11.000% due 9/15/09.....................    129,687
                                                                             ----------
                                                                              1,543,286
                                                                             ----------
Savings and Loan Associations -- 2.6%
1,000,000      B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                         10.875% due 8/1/27.................................    815,000
  900,000      B       Ocwen Federal Bank FSB, Sub. Debentures,
                         12.000% due 6/15/05................................    886,500
  600,000      B1*     Ocwen Financial Corp., 11.875% due 10/1/03...........    597,000
                                                                             ----------
                                                                              2,298,500
                                                                             ----------
Semiconductors -- 1.9%
  320,000      B-      Amkor Technology, Inc., 5.000% due 3/15/07 (c).......    249,600
  375,000      Ba3*    Cypress Semiconductor Corp., 3.750% due 7/1/05 (c)...    327,656
  585,000      B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                         10.125% due 3/15/07................................    611,325
  485,000      Ba3*    LSI Logic Corp., 4.000% due 2/15/05 (c)..............    418,919
  125,000      B2*     Vitesse Semiconductor Corp., 4.000% due 3/15/05 (c)..     98,281
                                                                             ----------
                                                                              1,705,781
                                                                             ----------
Telecommunications - Other -- 1.8%
  245,000      Ba2*    Avaya Inc., Secured Notes, 11.125% due 4/1/09........    241,325
  545,000EUR   B+      COLT Telecomm Group PLC, Registered Series,
                         2.000% due 4/3/07+(b)(c)...........................    231,563
  650,000      CCC-    Metromedia Fiber Network, Inc., Sr. Notes,
                         14.000% due 3/15/07................................    276,250
  155,000      BBB-    Nortel Networks Ltd., 6.125% due 2/15/06.............    115,435
  455,000      Ba3*    PanAmSat Corp., 8.500% due 2/1/12+...................    455,000
  310,000      BBB     Qwest Corp., Notes, 8.875% due 3/15/12+..............    305,866
                                                                             ----------
                                                                              1,625,439
                                                                             ----------
Telephone - Cellular -- 1.8%
  325,000      Caa1*   AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                         15.442% due 10/1/09................................    217,750
  135,000      Caa1*   Alamosa PCS Holdings, Inc., step bond to yield
                         12.728% due 2/15/10................................     66,825
  585,000      B       Crown Castle International Corp., Sr. Notes,
                         10.750% due 8/1/11.................................    529,425

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


  Face
Amount++  Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------
Telephone - Cellular -- 1.8% (continued)
  525,000   B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                      12.250% due 12/15/08................................ $   517,125
  130,000   B1*     Nextel Communications, Inc., Sr. Discount Notes,
                      step bond to yield 10.884% due 9/15/07..............      86,775
                    Nextel Partners Inc., Sr. Notes:
  155,000   B3*       12.500% due 11/15/09+...............................     104,625
  155,000   B3*       11.000% due 3/15/10.................................      98,037
                                                                           -----------
                                                                             1,620,562
                                                                           -----------
Transportation - Marine -- 0.2%
  255,000   B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09     188,700
                                                                           -----------
Unregulated Power Generation -- 3.4%
                    AES Corp.:
  340,000   Ba1*      Sr. Notes, 8.750% due 12/15/02......................     317,900
1,465,000   Ba2*      Sr. Sub. Notes, 10.250% due 7/15/06.................   1,003,525
  630,000   Ba1*    Calpine Canada Energy Finance, 8.500% due 5/1/08 (b)..     503,090
                    Calpine Corp., Sr. Notes:
  205,000   Ba1*      10.500% due 5/15/06.................................     180,572
  155,000   Ba1*      8.750% due 7/15/07..................................     121,042
1,165,000   Ba1*      8.625% due 8/15/10..................................     916,023
                                                                           -----------
                                                                             3,042,152
                                                                           -----------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $84,971,752).................................  85,695,373
                                                                           -----------
 Shares
----------
COMMON STOCK (e) -- 0.1%
Containers - Packaging -- 0.0%
    6,729           Aurora Foods, Inc.....................................      28,195
                                                                           -----------
Telecommunications -- 0.1%
    1,447           Crown Castle International Corp.......................       9,565
   14,858           McLeodUSA Inc.........................................       1,486
      900           Motorola, Inc.........................................      39,969
                                                                           -----------
                                                                                51,020
                                                                           -----------
                    TOTAL COMMON STOCK
                    (Cost -- $85,045).....................................      79,215
                                                                           -----------

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Schedule of Investments
                                                     March 31, 2002 (continued)


 Shares                       Security                     Value
------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
Communications --  0.2%
     400   Broadwing Communications, Series B, 12.500%
             due 8/15/09................................. $161,000
                                                          --------
Telecommunications -- 0.1%
   4,800   Crown Castle International Corp., 6.250% due
             8/15/12 (c).................................   97,200
   1,000   Global Crossing Holding Ltd., 6.750% due
             4/15/12 (c)(d)..............................    2,125
                                                          --------
                                                            99,325
                                                          --------
           TOTAL PREFERRED STOCK (Cost -- $666,451)......  260,325
                                                          --------
Warrants
---------
WARRANTS (e) -- 0.0%
Broadcasting -- 0.0%
   2,450   UIH Australia Pacific, Inc., Expire 5/15/06...       24
                                                          --------
Containers - Packaging -- 0.0%
      60   Pliant Corp., Expire 6/1/10+..................      270
                                                          --------
Internet Services -- 0.0%
     325   Cybernet Internet Services International,
             Inc., Expire 7/1/09+........................        1
   1,170   WAM!NET Inc., Expire 3/1/05...................       12
                                                          --------
                                                                13
                                                          --------
Printing/Forms -- 0.0%
     335   Merrill Corp., Expire 5/1/09..................       34
                                                          --------
Telecommunications - Other -- 0.0%
     265   GT Group Telecom Inc., Expire 2/1/10+.........      663
   7,130   Pagemart, Inc., Expire 12/31/03...............       71
   1,300   RSL Communications, Ltd., Expire 11/15/06.....      183
                                                          --------
                                                               917
                                                          --------
Telephone - Cellular -- 0.0%
   1,000   Iridium World Communications Ltd., Expire
             7/15/05+....................................       10
                                                          --------
           TOTAL WARRANTS (Cost -- $177,891).............    1,268
                                                          --------

                      See Notes to Financial Statements.

                                                        Schedule of Investments
                                                     March 31, 2002 (continued)

[GRAPHIC]


   Face
  Amount                               Security                                Value
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.9%
$2,583,000 Goldman, Sachs & Co., 1.840% due 4/1/02; Proceeds at
             maturity -- $2,583,528; (Fully collateralized by U.S. Treasury
             Bills, Notes and Bonds, 0.000% to 6.375% due 4/4/02 to
             8/15/29; Market value -- $2,633,615) (Cost -- $2,583,000)..... $ 2,583,000
                                                                            -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $88,484,139**)......................................... $88,619,181
                                                                            ===========

------
 ++ Face amount denominated in U.S. dollars unless otherwise indicated.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 #  Security has been issued with attached rights.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security has been segregated as collateral for foreign exchange contracts.
(c) Convertible bonds exchangeable for shares of common stock.
(d) Security has been issued with attached warrants.
(e) Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
   EUR -- Euro
   GBP -- British Pound

   See pages 24 and 25 for definitions of ratings.

                      See Notes to Financial Statements.

[GRAPHIC]



                                                                   Bond Ratings
                                                                    (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and -- Bonds rated BB, B and CCC are regarded, on balance, as predominantly
 CCC         speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A         -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                                   Bond Ratings
                                                        (unaudited) (continued)

[GRAPHIC]


Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
       Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds rated "B" generally lack characteristics of desirable investments. Assur-
       ance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR  -- Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                            Statement of Assets and Liabilities
                                                                 March 31, 2002

[GRAPHIC]


ASSETS:
  Investments, at value (Cost -- $88,484,139)....................... $ 88,619,181
  Cash..............................................................          112
  Dividends and interest receivable.................................    2,234,678
  Receivable for securities sold....................................    1,254,313
  Receivable for open forward foreign currency contracts (Note 8)...       21,230
                                                                     ------------
  Total Assets......................................................   92,129,514
                                                                     ------------
LIABILITIES:
  Payable for securities purchased..................................    1,170,539
  Investment advisory fee payable...................................       38,542
  Administration fee payable........................................       15,363
  Payable for open forward foreign currency contracts (Note 8)......          192
  Accrued expenses..................................................      127,837
                                                                     ------------
  Total Liabilities.................................................    1,352,473
                                                                     ------------
Total Net Assets.................................................... $ 90,777,041
                                                                     ============
NET ASSETS:
  Par value of capital shares....................................... $    171,819
  Capital paid in excess of par value...............................  111,498,542
  Auction Rate Cumulative Preferred Shares (Note 6).................   40,000,000
  Overdistributed net investment income.............................     (307,408)
  Accumulated net realized loss from security transactions..........  (60,741,616)
  Net unrealized appreciation of investments and foreign currencies.      155,704
                                                                     ------------
Total Net Assets.................................................... $ 90,777,041
                                                                     ============

NET ASSET VALUE, COMPRISED OF:                              Per Share
                                                            ----------
Auction Rate Cumulative Preferred Shares redemption value.. $25,000.00 $40,000,000
Cumulative undeclared dividends on Auction Rate Cumulative
 Preferred Shares..........................................       9.96      15,932
                                                            ---------- -----------
Total Allocated to Auction Rate Cumulative Preferred Shares $25,009.96  40,015,932
                                                            ========== -----------
Common Stock (17,181,880 shares outstanding)...............      $2.95  50,761,109
                                                            ========== -----------
Total Net Assets...........................................            $90,777,041
                                                                       ===========

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Statement of Operations
                                              For the Year Ended March 31, 2002


   INVESTMENT INCOME:
     Interest.................................................. $ 11,595,506
     Dividends.................................................      232,001
                                                                ------------
     Total Investment Income...................................   11,827,507
                                                                ------------
   EXPENSES:
     Investment advisory fee (Note 2)..........................      508,040
     Administration fee (Note 2)...............................      203,216
     Shareholder communications................................      142,207
     Audit and legal...........................................      119,574
     Auction fees..............................................      118,027
     Shareholder and system servicing fees.....................       81,062
     Listing fees..............................................       42,948
     Directors' fees...........................................       24,536
     Pricing service fees......................................       22,996
     Custody...................................................       18,405
     Other.....................................................       16,295
                                                                ------------
     Total Expenses............................................    1,297,306
                                                                ------------
   Net Investment Income.......................................   10,530,201
                                                                ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES (NOTES 3 AND 8):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)..  (22,593,493)
      Foreign currency transactions............................       29,549
                                                                ------------
     Net Realized Loss.........................................  (22,563,944)
                                                                ------------
     Increase in Net Unrealized Appreciation (Note 1)..........    5,743,030
                                                                ------------
   Net Loss on Investments and Foreign Currencies..............  (16,820,914)
                                                                ------------
   Decrease in Net Assets From Operations...................... $ (6,290,713)
                                                                ============

                      See Notes to Financial Statements.

[GRAPHIC]



                                             Statements of Changes in Net Assets
                                                   For the Years Ended March 31,


                                                                    2002          2001+
                                                                -------------  ------------
OPERATIONS:
  Net investment income........................................ $  10,530,201  $ 13,714,651
  Net realized loss............................................   (22,563,944)  (18,429,721)
  Increase in net unrealized appreciation......................     5,743,030     2,506,766
                                                                -------------  ------------
  Decrease in Net Assets From Operations.......................    (6,290,713)   (2,208,304)
                                                                -------------  ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock Shareholders from
   net investment income.......................................            --      (713,417)
  Auction Rate Cumulative Preferred Shareholders from net
   investment income...........................................    (1,528,380)   (3,481,022)
  Common Stock Shareholders from net investment income.........    (8,629,480)  (10,007,966)
  Common Stock Shareholders from capital.......................      (848,333)     (493,599)
                                                                -------------  ------------
  Decrease in Net Assets From
   Distributions to Shareholders...............................   (11,006,193)  (14,696,004)
                                                                -------------  ------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Issuance of Auction Rate Cumulative Preferred Shares (Net of
   underwriting commissions and expenses of $896,207)..........            --    59,103,793
  Redemption of 7.00% Cumulative Preferred Stock...............            --   (30,000,000)
  Redemption of Auction Rate Cumulative Preferred Shares.......   (10,000,000)  (10,000,000)
  Net asset value of shares issued for reinvestment
    of dividends...............................................     2,417,479     2,595,805
                                                                -------------  ------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions.....................................    (7,582,521)   21,699,598
                                                                -------------  ------------
Increase (Decrease) in Net Assets..............................  (24,879,427 )    4,795,290
NET ASSETS:
  Beginning of year............................................   115,656,468   110,861,178
                                                                -------------  ------------
  End of year*................................................. $  90,777,041  $115,656,468
                                                                =============  ============
*Includes overdistributed net investment income of:............     $(307,408)    $(381,768)
                                                                =============  ============

+Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

[GRAPHIC]




                                                        Statement of Cash Flows
                                              For the Year Ended March 31, 2002


Cash Flows Provided by Operating and Investing Activities:
  Interest and dividends received......................... $ 10,478,814
  Operating expenses paid.................................   (1,422,899)
  Purchases of short-term securities, net.................     (447,000)
  Purchases of long-term securities.......................  (78,739,972)
  Proceeds from disposition of long-term securities.......   88,719,563
                                                           ------------
  Net Cash Flows Provided by Operating and
   Investing Activities...................................                 18,588,506
                                                                         ------------
Cash Flows Used by Financing Activities:
  Redemption of Auction Rate Cumulative Preferred Stock...  (10,000,000)
  Cash dividends paid on Auction Rate Cumulative
   Preferred Shares.......................................   (1,528,380)
  Cash dividends paid on Common Stock*....................   (7,060,334)
                                                           ------------
  Net Cash Flows Used by Financing Activities.............                (18,588,714)
                                                                         ------------
Net Decrease in Cash......................................                       (208)
Cash, Beginning of year...................................                        320
                                                                         ------------
Cash, End of year.........................................               $        112
                                                                         ============
RECONCILIATION OF DECREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING
AND INVESTING ACTIVITIES:
Decrease in Net Assets From Operations....................               $ (6,290,713)
  Accretion of discount on securities.....................   (2,148,201)
  Amortization of premium on securities...................       85,123
  Decrease in investments.................................   26,676,805
  Decrease in receivable for securities sold..............    1,890,103
  Decrease in payable for securities purchased............   (2,143,262)
  Decrease in dividends and interest receivable...........      597,017
  Decrease in receivable for open forward foreign
   currency contracts.....................................       47,227
  Decrease in accrued expenses............................     (125,593)
                                                           ------------
  Total adjustments.......................................                 24,879,219
                                                                         ------------
Net Cash Flows Provided by Operating and
 Investing Activities.....................................               $ 18,588,506*
                                                                         ============
* Exclusive of dividend reinvestment of $2,417,479.

                      See Notes to Financial Statements.

[GRAPHIC]




                                                  Notes to Financial Statements


   1.  Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the

[GRAPHIC]



                                                  Notes to Financial Statements
                                                                    (continued)

Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15,

[GRAPHIC]



                                                  Notes to Financial Statements
                                                                    (continued)

2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income decreased by $85,123, net realized loss decreased by $225,204 and the change in net unrealized appreciation of investments decreased by $140,081. In addition, the Fund recorded adjustments to decrease the cost of securities and increase accumulated overdistributed net investment income by $221,112 to reflect the cumulative effect of this change up to the date of the adoption.

   2.  Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3.  Investments
   During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                          $76,596,710
------------------------------------------------------------------------------
Sales                                                               86,774,087
------------------------------------------------------------------------------

[GRAPHIC]



                                                  Notes to Financial Statements
                                                                    (continued)


   At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 ------------------------------------------------------------------------------
 Gross unrealized appreciation                                     $ 5,443,820
 Gross unrealized depreciation                                      (5,308,778)
 ------------------------------------------------------------------------------
 Net unrealized appreciation                                       $   135,042
 ------------------------------------------------------------------------------

   4.  Cash Flow Information
   The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

   5.  Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   6.  Auction Rate Cumulative Preferred Shares
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 1.85% to 5.15% for the year ended March 31, 2002.

   The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain

[GRAPHIC]



                                                  Notes to Financial Statements
                                                                    (continued)

coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. On October 30, 2001, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemptions, the Fund has 1,600 outstanding shares of ARCPS.

   Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the year ended March 31, 2002, SSB earned approximately $118,027 as the broker/dealer.

   7.  Asset Maintenance Requirement
   The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   8.  Forward Foreign Currency Contracts
   At March 31, 2002, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected on the following page:

[GRAPHIC]



                                                  Notes to Financial Statements
                                                                    (continued)


                                     Local      Market   Settlement Unrealized
Foreign Currency                    Currency    Value       Date    Gain (Loss)
-------------------------------------------------------------------------------
To Sell:
British Pound                         188,281 $  266,819  6/19/02     $ 4,866
Euro                                1,166,851  1,012,730  6/12/02      16,364
-------------------------------------------------------------------------------
                                                                       21,230
-------------------------------------------------------------------------------
To Buy:
Euro                                   36,375     31,571  6/12/02        (192)
-------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
 Foreign Currency Contracts                                           $21,038
-------------------------------------------------------------------------------

   9.  Capital Loss Carryforward
   At March 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $54,534,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                2003       2004       2007       2008       2009        2010
--------------------------------------------------------------------------------
Carryforward
 Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000 $26,209,000
--------------------------------------------------------------------------------

   10.  Common Stock
   At March 31, 2002, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                        Year Ended         Year Ended
                                      March 31, 2002     March 31, 2001
                                    ------------------ ------------------
                                    Shares    Amount   Shares    Amount
      -------------------------------------------------------------------
      Shares issued on reinvestment 634,966 $2,417,479 575,630 $2,595,805
      -------------------------------------------------------------------

[GRAPHIC]



                                                           Financial Highlights


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                     2002      2001      2000      1999       1998
                                                    -------   -------   -------   -------   --------
Net Asset Value, Beginning of Year.................   $3.97     $5.02     $5.96     $6.96      $6.45
                                                    -------   -------   -------   -------   --------
Income (Loss) From Operations:
 Net investment income/(1)(2)/.....................    0.61      0.88      0.78      0.82       0.87
 Net realized and unrealized gain (loss)/(2)/......   (0.98)    (1.00)    (0.94)    (0.97)      0.56
                                                    -------   -------   -------   -------   --------
 Total Income (Loss) From Operations...............   (0.37)    (0.12)    (0.16)    (0.15)      1.43
                                                    -------   -------   -------   -------   --------
Underwriting commission and expenses of issuance of
 Auction Rate Cumulative Preferred Shares..........      --     (0.05)       --        --         --
                                                    -------   -------   -------   -------   --------
Change in undeclared dividends on Auction Rate
 Cumulative Preferred Shares.......................    0.00*     0.04        --        --         --
                                                    -------   -------   -------   -------   --------
Distributions Paid To:
 7.00% Cumulative Preferred
  Stock Shareholders from net
  investment income................................      --     (0.04)    (0.13)    (0.14)     (0.14)
 Auction Rate Cumulative Preferred Shareholders
  from net investment income.......................   (0.09)    (0.23)       --        --         --
 Common Stock Shareholders from
  net investment income............................   (0.51)    (0.62)    (0.65)    (0.69)     (0.78)
 Common Stock Shareholders from capital............   (0.05)    (0.03)       --     (0.02)        --
                                                    -------   -------   -------   -------   --------
 Total Distributions...............................   (0.65)    (0.92)    (0.78)    (0.85)     (0.92)
                                                    -------   -------   -------   -------   --------
Net Asset Value, End of Year.......................   $2.95     $3.97     $5.02     $5.96      $6.96
                                                    =======   =======   =======   =======   ========
Market Value, End of Year..........................   $3.61     $4.82     $4.44     $5.88      $7.50
                                                    =======   =======   =======   =======   ========
Total Return, Based on Market Value/(3)/...........  (13.20)%   25.02%   (14.28)%  (12.53)%    14.81%
                                                    =======   =======   =======   =======   ========
Total Return, Based on Net Asset Value/(3)/........  (13.88)%   (8.97)%   (4.43)%   (4.38)%    19.75%
                                                    =======   =======   =======   =======   ========
Net Assets/(4)/, End of Year (000s)................ $50,761   $65,634   $80,234   $93,561   $105,861
                                                    =======   =======   =======   =======   ========

[GRAPHIC]



                                                           Financial Highlights
                                                                    (continued)

                                         2002   2001    2000   1999   1998
                                         -----  -----   -----  -----  -----
   Ratios to Average Net Assets Based on
   Common Shares Outstanding/(5)/:
    Net investment income/(2)/.......... 22.85% 19.12%# 13.90% 12.99% 12.60%
    Interest expense....................    --   0.10    2.04   1.81   1.81
    Auction fees........................  0.26   0.20#     --     --     --
    Other expenses/(1)/.................  2.55   1.84    1.69   1.53   1.51
    Total expenses......................  2.81   2.14    3.73   3.34   3.32
   Portfolio Turnover Rate..............    82%    85%     79%    91%    79%

------
(1) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees had not been waived, the per share decrease to net investment income and the actual other expense ratio would have been $0.00* and 1.91%, respectively.
(2) Without the adoption of the changes in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 23.03%. Per share, ratio and supplement data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(4) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.

[GRAPHIC]



                                                   Independent Auditors' Report

The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. ("Fund") as of March 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2002 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
May 15, 2002

[GRAPHIC]



                                                    Other Financial Information
                                                                    (unaudited)

   The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                                  2002/(1)/  2001     2000     1999     1998
                                                  --------  ------- -------- -------- --------
Auction Rate Cumulative Preferred
Shares/(2)(3)(4)/:
 Total Amount Outstanding (000s)................. $40,000   $50,000       --       --       --
 Asset Coverage Per Share........................  56,726    57,828       --       --       --
 Involuntary Liquidating Preference Per Share....  25,000    25,000       --       --       --
 Average Market Value Per Share/(5)/.............  25,000    25,000       --       --       --
7.00% Cumulative Preferred Stock/(6)/:
 Total Amount Outstanding (000s).................      --        -- $ 30,000 $ 30,000 $ 30,000
 Asset Coverage Per Share........................      --        --    2,340    2,560    2,760
 Involuntary Liquidating Preference Per Share....      --        --    1,000    1,000    1,000
 Average Market Value Per Share/(5)/.............      --        --    1,000    1,000    1,000
PNC Bank Credit Facility/(7)/:
 Total Amount Outstanding (000s).................      --        --   30,000   30,000   30,000
 Asset Coverage (000s)...........................      --        --  140,200  153,600  165,900

------
(1)As of March 31, 2002.
(2)On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 per share.
(3)On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 per share.
(4)On October 30, 2001, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 per share.
(5)Excludes accrued interest or accumulated undeclared dividends.
(6)On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(7)On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

[GRAPHIC]



                                                                 Financial Data
                                                                    (unaudited)

For a share of common stock outstanding throughout each period:

                                                             Dividend
                              NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price*  Value*     Paid      Price
-----------------------------------------------------------------------
 4/25/00      4/28/00        $4.563       $4.88    $0.054     $4.661
 5/23/00      5/26/00         4.563        4.68     0.054      4.586
 6/27/00      6/30/00         4.750        4.80     0.054      4.714
 7/21/00      7/28/00         5.000        4.80     0.054      4.704
 8/18/00      8/25/00         5.063        4.65     0.054      4.809
 9/22/00      9/29/00         5.063        4.52     0.054      4.750
 10/24/00     10/27/00        4.625        4.12     0.054      4.394
 11/20/00     11/24/00        4.500        3.88     0.054      4.275
 12/26/00     12/29/00        3.938        3.81     0.054      3.741
 1/23/01      1/26/01         4.938        4.21     0.054      4.691
 2/20/01      2/23/01         4.860        4.26     0.054      4.617
 3/27/01      3/30/01         4.800        3.98     0.054      4.560
 4/24/01      4/27/01         4.590        3.79     0.054      4.361
 5/22/01      5/25/01         4.600        3.81     0.054      4.370
 6/26/01      6/29/01         4.570        3.46     0.052      4.342
 7/24/01      7/27/01         4.730        3.37     0.052      4.510
 8/28/01      8/31/01         4.540        3.39     0.052      4.294
 9/25/01      9/28/01         3.790        2.97     0.047      3.610
 10/23/01     10/26/01        3.660        2.99     0.047      3.563
 11/27/01     11/30/01        3.460        3.13     0.047      3.316
 12/24/01     12/28/01        3.270        3.03     0.040      3.078
 1/22/02      1/25/02         3.590        3.03     0.040      3.411
 2/19/02      2/22/02         3.560        2.92     0.040      3.382
 3/19/02      3/22/02         3.650        2.95     0.040      3.468

------
* As of record date.

[GRAPHIC]



                                                         Additional Information
                                                                    (unaudited)

Information about Directors and Officers
The business and affairs of the Zenix Income Fund Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below.

                                                                 Number of
                                                                 Investment
                                                                 Companies
                                        Term of                   in Fund
                                      Office* and   Principal     Complex       Other
                          Position(s)  Length of  Occupation(s)   Overseen  Directorships
      Name, Address        Held with     Time      During Past       by        Held by
         and Age             Fund       Served       5 Years      Director    Director
-----------------------------------------------------------------------------------------
Non-Interested Directors:
Allan J. Bloostein         Director      Since    President,         16      Retired
717 Fifth Avenue                         1992     Allan J.                   Director of
21st Floor                                        Bloostein                  CVS
New York, NY 10022                                Associates                 Corporation
Age 72

Dwight B. Crane            Director      Since    Professor,         23         None
Harvard Business School                  1988     Harvard
Soldiers Field Road                               Business
Horgan Hall #375                                  School
Boston, MA 02163
Age 64

Paulo M. Cucchi            Director      Since    Vice President     7          None
Drew University                          2001     and Dean of
108 Brothers College                              College of
Madison, NJ 07940                                 Liberal Arts
Age 60                                            at Drew
                                                  University

Robert A. Frankel          Director      Since    Managing           9          None
8 John Walsh Blvd.                       1994     Partner of
Peekskill, NY 10566                               Robert A.
Age 75                                            Frankel
                                                  Management
                                                  Consultants

[GRAPHIC]



                                                         Additional Information
                                                        (unaudited) (continued)

                                                                         Number of
                                                                         Investment
                                                                         Companies
                                        Term of                           in Fund
                                      Office* and       Principal         Complex       Other
                          Position(s)  Length of      Occupation(s)       Overseen  Directorships
      Name, Address        Held with     Time          During Past           by        Held by
         and Age             Fund       Served           5 Years          Director    Director
--------------------------------------------------------------------------------------------------
Dr. Paul Hardin            Director      Since    Chancellor                 15     None
12083 Morehead                           2001     Emeritus and
Chapel Hill, NC 27514                             Professor of Law
Age 71                                            at the University
                                                  of North Carolina
                                                  at Chapel Hill

William R. Hutchinson      Director      Since    President, WR              7      Director of
535 N. Michigan                          1995     Hutchinson &                      Associate Bank
Suite 1012                                        Associates, Inc.;                 and Associated
Chicago, IL 60611                                 formerly Group                    Banc-Corp
Age 59                                            Vice President,
                                                  Mergers &
                                                  Acquisitions BP
                                                  Amoco

George M. Pavia            Director      Since    Senior Partner,            7      None
600 Madison Avenue                       2001     Pavia & Harcourt
New York, NY 10022                                Attorneys
Age 73

Interested Directors:
Heath B. McLendon          Director/     Since    Managing Director          74     None
Salomon Smith Barney Inc.  Chairman      1988     of Salomon Smith
125 Broad Street           Also                   Barney Inc. ("SSB");
9th Floor                  serves as              President and
New York, NY 10004         President              Director of
Age 68                                            Smith Barney Fund
                                                  Management LLC
                                                  ("SBFM") and
                                                  Travelers
                                                  Investment
                                                  Adviser, Inc. ("TIA");
                                                  Director of The
                                                  Travelers
                                                  Investment
                                                  Management
                                                  Company

------
*Directors are elected for a term of three years.

[GRAPHIC]

--------------------------------------------------------------------------------


                                                         Additional Information
                                                        (unaudited) (continued)

                                                                   Number of
                                                                   Investment
                                                                   Companies
                                       Term of                      in Fund
                                      Office and     Principal      Complex       Other
                          Position(s) Length of    Occupation(s)    Overseen  Directorships
      Name, Address          Held        Time       During Past        by        Held by
         and Age           with Fund    Served        5 Years       Director    Director
-------------------------------------------------------------------------------------------
Officers:
Lewis E. Daidone          Senior Vice   Since    Managing             N/A          N/A
Salomon Smith Barney Inc. President     1994     Director of SSB;
125 Broad Street          and                    Chief
11th Floor                Treasurer              Administration
New York, NY 10004                               Officer of the
Age 44                                           Smith Barney
                                                 Mutual Funds;
                                                 Director and
                                                 Senior Vice
                                                 President of SBFM
                                                 and TIA

John C. Bianchi, CFA      Vice          Since    Managing             N/A          N/A
Salomon Smith Barney Inc. President     1993     Director of SBFM
333 W 34th Street         and
New York, NY 10001        Investment
Age 46                    Officer

Christina T. Sydor        Secretary     Since    Managing             N/A          N/A
Salomon Smith Barney Inc.               1994     Director of SSB;
300 First Stamford Place                         General Counsel
Stamford, CT 06902                               and Secretary of
Age 51                                           SBFM and TIA

[GRAPHIC]



                                                     Dividend Reinvestment Plan
                                                                    (unaudited)

   Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

[GRAPHIC]



                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)

then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

[GRAPHIC]



                                                     Dividend Reinvestment Plan
                                                        (unaudited) (continued)

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[GRAPHIC]



                                                                Tax Information
                                                                    (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2002:

 . A corporate dividends received deduction of 1.88%.

[GRAPHIC]



   DIRECTORS

   Allan J. Bloostein
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchinson
   Heath B. McLendon, Chairman
   George M. Pavia

   OFFICERS

   Heath B. McLendon
   President and Chief Executive Officer
   Lewis E. Daidone
   Senior Vice President
   and Treasurer
   John C. Bianchi, CFA
   Vice President and
   Investment Officer
   Christina T. Sydor
   Secretary

                   This report is intended only for the shareholders of the
                                    ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                         FD02395 5/02